LIMITED POWER OF ATTORNEY
FOR SECTION 16 REPORTING OBLIGATIONS

Know all by these presents, that
the undersigned hereby makes,
constitutes and appoints each of
Daniel M. Meyers, Ralph James and
Donald R. Peck, signing singly and
each acting individually, as the
undersigned's true and lawful
attorney-in-fact with full power and
authority as hereinafter described to:
(1)	execute for and on behalf
of the undersigned, in the
undersigned's capacity as an officer
and/or director of The First
Marblehead Corporation (the Company),
Forms 3, 4, and 5 (including any
amendments thereto) in accordance with
Section 16(a) of the Securities
Exchange Act of 1934 and the rules
thereunder (the Exchange Act);
(2)	do and perform any and all
acts for and on behalf of the
undersigned which may be necessary or
desirable to prepare, complete and
execute any such Form 3, 4, or 5,
prepare, complete and execute any
amendment or amendments thereto, and
timely deliver and file such form with
the United States Securities and
Exchange Commission and any stock
exchange or similar authority;
(3)	seek or obtain, as the
undersigned's representative and on
the undersigned's behalf, information
regarding transactions in the
Company's securities from any third
party, including brokers, employee
benefit plan administrators and
trustees, and the undersigned hereby
authorizes any such person to release
any such information to such attorney-
in-fact and approves and ratifies any
such release of information; and
(4)	take any other action of
any type whatsoever in connection with
the foregoing which, in the opinion of
such attorney-in-fact, may be of
benefit to, in the best interest of,
or legally required by, the
undersigned, it being understood that
the documents executed by such
attorney-in-fact on behalf of the
undersigned pursuant to this Power of
Attorney shall be in such form and
shall contain such terms and
conditions as such attorney-in-fact
may approve in such attorney-in-fact's
discretion.
The undersigned hereby grants to
each such attorney-in-fact full power
and authority to do and perform any
and every act and thing whatsoever
requisite, necessary, or proper to be
done in the exercise of any of the
rights and powers herein granted, as
fully to all intents and purposes as
the undersigned might or could do if
personally present, with full power of
substitution or revocation, hereby
ratifying and confirming all that such
attorney-in-fact, or such attorney-in-
fact's substitute or substitutes,
shall lawfully do or cause to be done
by virtue of this power of attorney
and the rights and powers herein
granted.  The undersigned acknowledges
that the foregoing attorneys-in-fact,
in serving in such capacity at the
request of the undersigned, are not
assuming nor relieving, nor is the
Company assuming nor relieving, any of
the undersigned's responsibilities to
comply with Section 16 of the Exchange
Act.  The undersigned acknowledges
that neither the Company nor the
foregoing attorneys-in-fact assume (i)
any liability for the undersigned's
responsibility to comply with the
requirement of the Exchange Act, (ii)
any liability of the undersigned for
any failure to comply with such
requirements, or (iii) any obligation
or liability of the undersigned for
profit disgorgement under Section
16(b) of the Exchange Act.
This Power of Attorney shall
remain in full force and effect until
the undersigned is no longer required
to file Forms 3, 4, and 5 with respect
to the undersigned's holdings of and
transactions in securities issued by
the Company, unless earlier revoked by
the undersigned in a signed writing
delivered to the foregoing attorneys-
in-fact.
IN WITNESS WHEREOF, the
undersigned has caused this Power of
Attorney to be executed as of this
11th day of August, 2003.

/s/ Leslie L. Alexander
Signature
Leslie L. Alexander
Print Name




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